AMENDED AND RESTATED


                          CERTIFICATE OF INCORPORATION

                                       OF

                               I.C.H. CORPORATION


                        Pursuant to Sections 245 and 303
                                     of the
                        Delaware General Corporation Law

     I.C.H. Corporation, a corporation existing under the laws of the State of Delaware (hereinafter called the "Corporation"), does hereby certify:

     FIRST: The name of the Corporation is I.C.H. Corporation.

     SECOND: The Corporation was originally incorporated under the name I.C.H. Corporation.

     THIRD: The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 22, 1977.

     FOURTH: This Amended and Restated Certificate of Incorporation is being effected pursuant to Sections 245 and 303 of the Delaware General Corporation Law.

     Provision for the making of this Amended and Restated Certificate of Incorporation of the Corporation is contained in the First Amended Joint Plan of Reorganization of I.C.H. Corporation, f/k/a Southwestern Life Corporation, f/k/a I.C.H. Corporation, SWL Holding Corporation, f/k/a Life Interests Corporation and Care Financial Corporation, f/k/a Health Interests Corporation, Case Nos. 395-36351 (Chapter 11), 395-36352 (Chapter 11) and 395-36354 (Chapter 11),
respectively, under Chapter 11 of the United States Bankruptcy Code, as confirmed by an order of the United States Bankruptcy Court for the Northern District of Texas. The bankruptcy petition was filed on October 10, 1995; the confirmation date was January 31, 1997 with an effective date of February 19, 1997.

     FIFTH: The Certificate of Incorporation is amended and restated in its entirety to read as herein set forth in full:

                              AMENDED AND RESTATED


                          CERTIFICATE OF INCORPORATION

                                       OF

                               I.C.H. CORPORATION


     FIRST: The name of the corporation is:

            I.C.H. Corporation

     SECOND: The address of its registered office in the State of Delaware is c/o United Corporate Services, Inc., 15 East North Street, in the City of Dover, County of Kent, State of Delaware 19901. The name of its registered agent at such address is United Corporate Services, Inc.

     THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH: The corporation shall be authorized to issue the following shares:

     Class             Number of Shares               Par Value
     -----             ----------------               ---------
     Common            9,000,000                      $0.01

     Preferred         1,000,000                      $0.01

     The designations and the powers, preferences and rights, and the qualifications or restrictions thereof are as follows:

          The Preferred shares shall be issued from time to time in one or more series, with such distinctive serial designations as shall be stated and expressed in the resolution or resolutions providing for the issue of such shares as adopted by the Board of Directors; the Board of Directors is expressly authorized to fix the annual rate or rates of dividends for the particular series, the dividend payment dates for the particular series and the date from which dividends on all shares of such series issued prior to the record date for the first dividend payment date shall be cumulative, the redemption price or prices for the particular series, the voting powers for the particular series, the rights, if any, of holders of the shares of the particular series to convert the same into shares of any other series or class or other securities of the corporation, with any provisions for the subsequent adjustment of such conversion rights, the rights, if any, of the particular series to participate in distributions or payments upon liquidation, dissolution or winding up of the corporation, and to classify or reclassify any unissued preferred shares by fixing or altering from time to time any of the foregoing rights, privileges and qualifications.

          All the Preferred shares of any one series shall be identical with each other in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall be cumulative; and all preferred shares shall be of equal rank, regardless of series, and shall be identical in all respects except as to the particulars fixed by the Board as hereinabove provided or as fixed herein.

     Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, the Corporation shall not issue nonvoting equity securities to the extent prohibited by Section 1123 of the United States Bankruptcy Code, 11 U.S.C. Section 1123; provided, however, that this provision
(i) will have no further force and effect beyond that required by such Section,
(ii) will have such force and effect, if any, only for so long as such Section is in effect and applicable to the Corporation and (iii) in all events may be amended or eliminated in accordance with the applicable law as from time to time in effect.

     FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

          A. The business and affairs of the Corporation shall be managed by or under the direction of the board of directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the by-laws of the Corporation, the directors are hereby empowered to the fullest extent permitted by law to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

          B. The directors of the Corporation are to be elected by written ballot unless the by-laws provide otherwise.

          C. Except as otherwise provided in any Preferred Stock Designation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

          D. Special meetings of stockholders of the Corporation may be called only by the Chairman of the Board or the Chief Executive Officer or by the board of directors acting pursuant to a resolution adopted by a majority of the Whole Board for purposes of this Certificate of Incorporation. The term "Whole Board" shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

     SIXTH: A. The board of directors shall be comprised of no less than four
(4) members and no more than five (5) members. The directors shall be divided into two classes, with the term of office of the first class to expire at the first annual meeting of stockholders following such classification ("Class 1 Directors") and the term of office of the second class to expire at the second annual meeting of stockholders following such classification ("Class 2 Directors"). Class 1 Directors shall be comprised of one (1) member, in the event that the Board consist of four (4) total members, and two (2) members in the event that the Board consists of five (5) total members. Class 2 Directors shall be comprised of three (3) members. At each annual meeting of stockholders following such initial classification, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the second succeeding annual meeting of stockholders after their election.

          B. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law or by resolution of the board of directors, be filled only by a majority vote of the directors then in office, though less than a quorum and not by the stockholders, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

          C. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the by-laws of the Corporation.

          D. Any directors, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors voting together as a single class.

     SEVENTH: The board of directors is expressly empowered to adopt, amend or repeal by-laws of the Corporation. Any adoption, amendment or repeal of the by-laws of the Corporation by the board of directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the by-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this certificate of Incorporation, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the by-laws of the Corporation.

     EIGHTH: 1. The affirmative vote of the holders of shares (other than shares held by an Interested Shareholder (as hereinafter defined)) constituting two-thirds of the voting power of the Corporation, given in person or by proxy at a meeting called for such purpose, shall be necessary to approve:

          (1) any merger, consolidation or reorganization (as defined in the General Delaware Corporation law) of the Corporation or any Subsidiary (as hereinafter defined) (a) with any Interested Stockholder, (b) with any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger, consolidation or reorganization would be, an affiliate (as hereinafter defined) of an Interested Stockholder or (c) in which an Interested Stockholder, has an interest (except proportionately as a stockholder of the Corporation);

          (2) any sale, lease, exchange, mortgage, pledge, transfer or any other disposition (in one transaction or in a series of transactions) to or with any Interested Stockholder or any Affiliate of any Interested Stockholder, or in which an Interested Stockholder has an interest (except proportionately as a stockholder of the Corporation) of all or substantially all of the assets of the Corporation or any Subsidiary;

          (3) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or in a series of transactions) of all or substantially all of the assets of an Interested Stockholder, an Affiliate thereof, or an entity in which the Interested Stockholder has an interest, to the Corporation or any Subsidiary;

          (4) the issuance, sale, exchange, disposition or other transfer by the Corporation or any Subsidiary (in one transaction or in a series of transactions) of any securities of the Corporation or any Subsidiary to any Interested Stockholder or any Affiliate of any Interested Stockholder (except proportionately to the stockholders of the Corporation or such Subsidiary) in exchange for cash, securities or other property (or a combination thereof) having an aggregate Fair Market Value (as hereinafter defined) of five million dollars or more;

          (5) any reclassification of securities (including any reverse stock split) or recapitalization of the Corporation or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of, or otherwise increasing the voting power over, the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder;

          (6) any spin-off, split-off or split-up of the Corporation in which the Interested Stockholder has an interest (other than proportionately as a stockholder); or

          (7) any agreement. contract, or other arrangement with an Interested Stockholder (or in which the interested Stockholder has an interest other than proportionately as a stockholder) providing for any of the transactions described in clauses (1) through (6) of this

Article Eighth,

     The approval required in this Article Eighth, Section 1, shall be required unless all of the conditions of Section 2 of this Article Eighth have been fulfilled. Such affirmative vote shall be required notwithstanding the fact that no vote may be required by law or that a lesser percentage may be specified by law or in any arrangement with any national securities exchange or otherwise. For purposes of this Section 1 "substantially all the assets" shall mean assets having a book value of more than (i) 10% of the book value of the assets of the entity in question, in the case of the Corporation or a Subsidiary and (ii) 90% of the book value of the assets of the entity in question in the case of any other entity.

     2. Exceptions. The provisions of Section 1 of this Article Eighth requiring a two-thirds vote of holders of the Company's outstanding voting stock shall not be applicable to any particular Business Transaction (as hereinafter defined) and such Business Transaction shall require only the affirmative vote of the stockholders, if any, as is otherwise required by law, if the Business Transaction shall have been approved expressly by a majority of Continuing Directors (as hereinafter defined) of the Corporation.

     3. Definitions. For the purposes of this Article Eighth:

               (1) A "Person" shall mean any individual, group, partnership, association; firm, corporation or other entity.

               (2) "Interested Stockholder" shall mean any Person (other than the Corporation, any Subsidiary (as defined below), any employee stock ownership or other employee benefit plan of the Corporation or any Subsidiary or any trustee of, or fiduciary with respect to, any such plan when acting in such capacity) who or which (a) is the Beneficial Owner, directly or indirectly, of more than ten percent (10%) of the voting power of the outstanding voting stock of the Corporation; (b) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of more than ten percent (10%) of the voting power of the outstanding voting stock of the Corporation; or (c) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of ten percent (10%) or more of the voting power of the then outstanding voting stock of the Corporation which was at any time within the two year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933, as amended. The calculation of the percentage of beneficial ownership shall be made at the following three times, any of which will suffice for purposes of determining that a Beneficial Owner is an Interested Stockholder: (i) at the time the definitive agreement providing for the Business Transaction (including any amendment thereof) was entered into, (ii) at the time a resolution approving the Business Transaction was adopted by the Board of Directors of the Corporation, or (iii) as of the record date of the Corporation for the determination of stockholders entitled to notice of and to vote on, or to consent to, the Business Transaction.

               (3) A Person shall be a "Beneficial Owner" of any voting stock of the Corporation (a) which such Person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directly or indirectly; (b) which such Person or any of its Affiliates or Associates has (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or other options, or otherwise, or (2) the right to vote pursuant to any agreement, arrangement or understanding; or (c) which are beneficially owned, directly or indirectly, by any Person with which such Person or any of its Affiliates has any agreement, arrangement or understanding for the purpose of holding, voting or disposing of any shares of such stock.

               (4) For the purpose of determining whether a Person is an Interested Stockholder pursuant to Section 3(2), the number of shares of voting stock of the Corporation deemed to be outstanding shall include shares deemed owned through application of Section 3(2) but shall not include any other shares of voting stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

               (5) "Affiliates" or "Associates" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect from time to time. The term "Associate," used to indicate a relationship with a specified person, shall also mean any person who is a director or officer of such specified person or any of its parents or subsidiaries (other than the Corporation or any Subsidiary).

               (6) "Subsidiary" shall mean any corporation of which at least a majority of any class or equity security is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Stockholder set forth in Section 3(2), the term "Subsidiary" shall mean only a corporation of which at least a majority of each class of equity securities is owned, directly or indirectly, by the Corporation.

               (7) "Fair Market Value" shall mean: (a) in the case of stock, the highest closing sale price during the thirty (30) day period immediately preceding the date in question of a share of such stock on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or the NASDAQ National Market System, or, if such stock is not quoted on NASDAQ, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act or 1934, as amended, on which such stock is listed, or if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the thirty (30) day period immediately preceding the date in question on the NASDAQ, or any system then in use, or if no such quotations are available, the Fair Market Value of such property on the date in question as determined by a majority of Continuing Directors of in good faith.

               (8) In the event of any Business Transaction in which the Corporation survives, the phrase "consideration other than cash to be received" as used in subsections (b)(i) and (ii) of Section 2 shall include the Common Shares and/or the shares of any other class of outstanding voting stock retained by the holder of such shares.

               (9) "Business Transaction" shall mean any transaction which is referred to in Section 1.

               (10) "Voting Power" shall be calculated by multiplying the number of voting shares or other voting securities of the Corporation or the Subsidiary, as the case may be, times the number of votes (or fractional votes) per such share or security to which the holders of such shares or securities are entitled.

               (11) "Continuing Director" shall mean any member of the board of directors of the Corporation who (i) is not an Interested Stockholder or an officer of the Corporation and who is not a nominee, an Affiliate or Associate of any such Interested Stockholder or officer or (ii) was prior to his election, recommended for election by a majority of Continuing Directors then on the Board.

     4. Determinations by Directors. A majority of Continuing Directors of the Corporation shall have the power and duty to determine for the purpose of this Article, on the basis of information known to them after reasonable inquiry, (a) whether a person is an Interested Stockholder; (b) the number of shares of voting stock of the Corporation of which any Person is the Beneficial Owner; (c) whether a Person is an Affiliate or an Associate of another; (d) whether a Person has an agreement, arrangement or understanding with another as to matters referred to herein; (e) whether the assets in a Business Transaction are "substantially all the assets" of an entity; (f) whether any Business Transaction is one in which an Interested Stockholder has an Interest; (g) whether the consideration to be received for the issuance or transfer of securities by the Corporation or any Subsidiary in any Business Transaction has an aggregate Fair Market Value of five million dollars or more; and (h) such other matters with respect to which determination is required under this Article.

     5. Fiduciary Duties. Nothing contained in this Article shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

     6. Amendments. To amend or repeal or adopt any provisions inconsistent with Sections 1 through 6 of this Article Eighth, there shall be required the affirmative vote or (i) the holders of not less than two-thirds of the voting power of the Corporation and of the holders of two-thirds of the Common Shares at the time outstanding voting together as a separate class or (ii) the stockholders of the Corporation as required by law, if the amendment is approved more than two-thirds of the directors of the Corporation.

     7. Section 203. This Article Eighth does not constitute an election not to be governed by Section 203 of the Delaware General Corporation Law.

         NINTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

         TENTH: Section 1. Right to Indemnification. (a) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators and (b) the Corporation shall indemnify in such manner any person who was or is made a party or is threatened to be made a party to a proceeding by reason of the fact that he, she or a person of whom he or she is the legal representative, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or a partnership, joint venture, trust or other enterprise; provided, however, that except as provided in Section 2 of this Article, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. In the event a director or officer of the Corporation shall serve as a director, officer, employee or agent of any corporation, partnership, joint venture, trust or other enterprise in which the Corporation maintains an investment it shall be conclusively presumed for purposes of the indemnification provided for in subsection (b) above that such service has been undertaken at the request of the Corporation. The foregoing presumption shall apply regardless of whether such director or officer is serving such entity at the request of a third party or that his or her service with such entity was commenced prior to the effectiveness of this Article of the Certificate of Incorporation or prior to his or her becoming an officer or director of the Corporation. The right to indemnification conferred in Subsection (a) above shall be a contract right based upon an offer from the Corporation which shall be deemed to be accepted by such person's service or continued service with the Corporation for any period after the adoption of this Article of the Certificate of Incorporation and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this section or otherwise. The corporation may, by action of its Board of Directors, provide indemnification to employees or agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

         Section 2. Right of Claimant to Bring Suit. If a claim under section 1(a) of this Article is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful, in whole or in part, the claimant shall be entitled to be paid also the expense (including attorneys' fees) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnity the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard or conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         Section 3. Non-exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statue, provision of the certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 4. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loans, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         Any repeal or modification of Articles NINTH or TENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         ELEVENTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least seventy-five percent (75%) or the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of Directors, voting together as a single class, shall be required to amend or repeal this Article ELEVENTH, Sections C or D of Article FIFTH, Article SIXTH, Article SEVENTH, Article EIGHTH, Article NINTH or Article TENTH.

         IN WITNESS WHEREOF, the undersigned Corporation hereby executes this document and affirms that the facts set forth herein are true under the penalties of perjury this 24th day of February, 1997.

                                I.C.H. CORPORATION



                                By:  /s/ James R. Arabia
                                     ----------------------
                                     Name: James R. Arabia
                                     Title:  President